EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Quarterly report on Form 10-Q/A of Winvest Group Ltd. for the quarter ended June 30, 2022, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly report on Form 10-Q/A for the quarter ended June 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Quarterly report on Form 10-Q/A for the quarter ended June 30, 2022, fairly presents, in all material respects, the financial condition and results of operations of Winvest Group Ltd.

Dated: November 14, 2022	/s/ Jeffrey Wong Kah Mun
	Name:	Jeffrey Wong Kah Mun
	Title:	Chief Executive Officer